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                                                                     Rule 497(e)
                                                        Registration No. 33-6418
                                                      1940 Act File No. 811-4946


                           THOMPSON PLUMB FUNDS, INC.
                                   SELECT FUND
                              ---------------------

                        SUPPLEMENT DATED JANUARY 22, 2002
                                       TO
                        PROSPECTUS DATED DECEMBER 1, 2001


PORTFOLIO MANAGEMENT

         Effective January 22, 2002, Clint A. Oppermann became sole portfolio manager of the Select Fund. He had been co-manager of the Fund with John C. Thompson since its inception on December 1, 2001. Mr. Oppermann has been Director of Research for Thompson Plumb & Associates, Inc. (the "Advisor") since November 2001 and portfolio manager for the Advisor since August 1999. He is also Assistant Vice President of Thompson Plumb Funds, Inc. Prior to joining the Advisor, Mr. Oppermann was a portfolio manager at Firstar Investment Research and Management Company from November 1997 to July 1999, and a Consultant for Semradek & Company, Inc. (a site selection and incentives negotiation consulting firm) from August 1995 to October 1997. Mr. Oppermann has B.S. degrees in Economics and Mathematics from the University of Wisconsin and an M.A. in Finance from the Wharton School at the University of Pennsylvania. He is a Chartered Financial Analyst.